UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2025

NORTHERN MINERALS & EXPLORATION LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-146934	98-0557171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 E 200 S, Unit 308, Salt Lake City, UT	84111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 885-9260

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common	NMEX	OTC PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 21, 2025 the Company purchased from Lost Creek Acquisitions LLC (Seller) various percentages of working interest in 14 natural gas producing wells on 9 different oil and gas leases. These oil and gas leases are located in Le Flore, McClain, Kingfisher and Pittsburg Counties of Oklahoma. The effective date of this acquisition is March 1, 2025. The acquisition price of these income producing wells is $293,000. The consideration paid by the Company for the working interest in these 14 wells on 9 oil and gas leases is $25,000 in cash and 4,000,000 restricted shares of the Company’s common stock.

The Seller, Lost Creek Acquisitions LLC, has agreed to a Post-Closing Performance Measurement. The six-month period spanning from March 1, 2025 through August 31, 2025 shall serve as the performance measurement period for these wells. These wells must meet the threshold of $2,900 net profit per month during this six-month performance period. If the threshold of the performance period is not met the Company has the right to unwind the transaction.

The Company also has the right but not the obligation to repurchase the shares from the Seller within 60 days following the end of the performance period. The repurchase price will be the lesser of 1) $0.10 per share or 2) the market price of the Company’s common stock at the average trading price for 10 trading days following the notice of intent to repurchase shares from Seller.

Northern Minerals & Exploration Ltd.
SEC Form 8K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17 2025, Victor Francisco Miranda Bistrain resigned as Director of the Company. There are no disagreements or conflicts relating to this resignation between the Company and Victor Miranda. The Company is grateful for the many years of service provided to the Company.

On April 30, 2025, the Board appointed Mr. Jose Berhane Tewolde Serrano to become a member of the Board of Directors of the Company to fill the vacancy of Mr. Victor Miranda.. Mr. Serrano is a successful businessman and will be a great asset to the Company as one of its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN MINERALS & EXPLORATION LTD.

/ s / Noel Schaefer
Chief Operating Officer

Date: May 12, 2025